UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 3, 2005 (October 31, 2005)

POLYMER GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14330	57-1003983
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4055 Faber Place Drive, Suite 201 North Charleston, South Carolina	29405
(Address of Principal Executive Offices)	(Zip Code)

(843) 329-5151

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of operations and Financial Condition.

On October 31, 2005, Polymer Group, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter and nine months of fiscal 2005.  A copy of the press release is furnished as Exhibit 99.1 hereto.  This Form 8-K is provided under Section 2 of Form 8-K and is furnished to, but not filed with, the Securities and Exchange Commission.

There were no non-GAAP disclosures included in the press release.

 Item 9.01.              Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated October 31, 2005 reporting third quarter and nine months results for fiscal 2005 and announcing planned refinancing of senior bank facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

/s/ Willis C. Moore, III
Date: November 3, 2005	Willis C. Moore, III
Chief Financial Officer